UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	April 19, 2011
(Date of earliest event reported)	April 7, 2011

Landmark Bancorp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 7, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Landmark Bancorp, Inc. approved and adopted a form of Restricted Stock Award (the “Form Award”) to be used under the Landmark Bancorp, Inc. 2001 Stock Incentive Plan (the “Plan”).  The Committee will continue to have the authority to select the participants to whom awards will be granted under the Plan and to establish the amount and vesting and other conditions of each such award.  Any awards granted in the form of the Form Award will be subject to the terms of the Plan.

A copy of the Form Award for use under the Plan is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

10.1 Form of Landmark Bancorp, Inc. 2001 Stock Incentive Plan Restricted Stock Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: April 19, 2011	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer and Chief Financial Officer